Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16. COMMITMENTS AND CONTINGENCIES
Office Building Construction
On February 18, 2021, the Company won a bid with a third-party to build an office building in Taipei and entered into a property development agreement in May 2021, at which time it delivered a US$5,322 thousand performance bond secured by a certificate of deposit. Based on the terms of the property development agreement, the Company is required to complete construction within three years after the construction license is approved. As of the date of this annual report, the government has yet to approve the construction license required for the project.
Litigation
On June 2, 2023, the Company was named as a defendant in a patent infringement lawsuit which was filed by Unification Technologies LLC in the United States District Court for the Eastern District of Texas, Marshall Divisions.
After the Company filed an inter partes review petition to invalidate one of the asserted patents on December 18, 2023, the Company reached a mutually agreed settlement with Unification Technologies LLC., which provides for payment by the Company is not expected to a material adverse effect on our business, results of operations, financial position or cash flow. The terms and conditions of the settlement are confidential under this agreement and subject to a nondisclosure obligation.
On August 10, 2023, a customer of the Company’s subsidiary, Bigtera (Beijing) Ltd., filed a lawsuit in Beijing Chaoyang District Court against Bigtera (Beijing) Ltd., asserting that Bigtera (Beijing) Ltd. is in breach of its two purchase contracts with the said customer due to ceasing its operation. Beijing Chaoyang District Court accepted this case, but no court date has been scheduled so far. The ultimate outcome cannot be reasonably estimated at the current stage.
On October 5, 2023, we filed a claim in the SIAC against MaxLinear for breaching the Merger Agreement. In the arbitration, we are seeking payment of the termination fee of US$160 million, together with further substantial damages, interests, and costs. However, in the event that an award is handed down in favor of the Company there is a risk that it will not be able to collect the award due to MaxLinear’s financial condition. In addition, there is a risk that if the Company does not prevail on some or all of its claims, there is a risk that it can be required to pay some or all of MaxLinear’s legal fees and costs. The arbitration tribunal has been constituted, a procedural timetable has been issued and a hearing has been fixed for October 2025. Under the SIAC Arbitration Rules, all matters relating to the proceeding are confidential.
On November 20, 2023, MaxLinear filed its defense to the aforementioned claims, asserting that the Company breached the Merger Agreement because its business allegedly sustained a material adverse effect and it failed to operate its business in the ordinary course. MaxLinear also asserted a claim for fraud, alleging that the projections that it was provided prior to entering into the Merger Agreement were inflated. MaxLinear seeks damages in an unspecified amount. The Company believes that the claims are meritless. The ultimate outcome cannot be reasonably estimated at the current stage.